                                  SCHEDULE 14A
                                 (Rule 14a-101)
                      INFORMATION REQUIRED IN PROXY STATEMENT

                             SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [  ]Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                     FC BANC CORP.
                    -----------------------------------------------
                    (Name of Registrant as Specified in Its Charter)

                                         N/A
        ----------------------------------------------------------------------
        Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)  Title of each class of securities to which transaction applies:
                                         N/A
     ---------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:
                                         N/A
     ---------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                         N/A
      --------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
                                         N/A
      --------------------------------------------------------------------------
(5)  Total fee paid:
                                         N/A
      --------------------------------------------------------------------------
[  ] Fee paid previously with preliminary materials:
                                         N/A
     ---------------------------------------------------------------------------

[  ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:
                                          N/A
     ---------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement no.:
                                          N/A
     ---------------------------------------------------------------------------
(3)  Filing Party:
                                          N/A
     ---------------------------------------------------------------------------
(4)  Date Filed:
                                          N/A
     ---------------------------------------------------------------------------

                                [FC BANC CORP. (letterhead)]


                                                             February 19, 1999








Dear Fellow Shareholders:

      On behalf of the Board of Directors and management of FC Banc Corp., we cordially invite you to attend the 1999 Annual Meeting of Shareholders. The meeting will be held at 1:30 p.m. local time, Wednesday, March 24, 1999 at the Youth Building, Crawford County Fairgrounds, Whetstone Street, Bucyrus, Ohio. The matters expected to be acted upon at the meeting are described in the enclosed Proxy Statement.

     We encourage you to attend the meeting in person. Regardless of whether you attend, we hope you read the Proxy Statement and then complete, sign and date the proxy card and return it in the enclosed postage-paid envelope. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented.

     Thank you for your attention to this important matter.


                                         Sincerely,

                                         s/Robert D. Hord

                                         Robert D. Hord
                                         Chairman of the Board


                                         s/G.W. Holden

                                         G. W. Holden
                                         President and Chief Executive Officer

                                     FC Banc Corp.
                           Farmers Citizens Bank Building
                                     P.O. Box 567
                                  Bucyrus, Ohio 44820
                                Telephone: (419) 562-7040

                       ---------------------------------------
                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       ---------------------------------------

To The Shareholders:

     The Annual Meeting of Shareholders of FC Banc Corp. will be held at the Youth Building, Crawford County Fairgrounds, Whetstone Street, Bucyrus, Ohio on March 24, 1999 at 1:30 p.m. local time for the following purposes:

(1) To elect three (3) directors to the Board of Directors to serve for terms of three (3) years and until their successors are elected and qualified;

(2) To consider and vote upon amendment of FC Banc Corp.'s Amended and Restated Articles of Incorporation to increase authorized common stock, without par value, from 1,000,000 shares to 4,000,000 shares;

(3) To consider and vote upon amendment of the provisions of FC Banc Corp.'s Code of Regulations governing removal of directors;

(4) To ratify the appointment of Robb, Dixon, Francis, Davis, Oneson & Company as independent auditors of FC Banc Corp. for the fiscal year ending December 31, 1999; and

(5) To act on such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Shareholders of record at the close of business on February 10, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The stock transfer books will not be closed.

                                  By Order of the Board of Directors

                                  s/Robert D. Hord

                                  Robert D. Hord
                                  Chairman of the Board
Bucyrus, Ohio
February 19, 1999
                                  IMPORTANT
                                  ---------

PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE BY DELIVERY TO FC BANC CORP. AT THE FARMERS CITIZENS BANK BUILDING, P.O. BOX 567, BUCYRUS, OHIO 44820, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

                          THANK YOU FOR ACTING PROMPTLY

                                 FC Banc Corp
                         Farmers Citizens Bank Building
                                 P.O. Box 567
                              Bucyrus, Ohio 44820
                            Telephone: (419) 562-7040
                            -------------------------
                                PROXY STATEMENT
                            -------------------------

     The accompanying Proxy is solicited by the Board of Directors of FC Banc Corp. for use at the Annual Meeting of Shareholders to be held on March 24, 1999 at the Youth Building, Crawford County Fairgrounds, Whetstone Street, Bucyrus, Ohio at 1:30 p.m. local time, or at any adjournment or postponement thereof (the "Annual Meeting"). When the Proxy is properly executed and returned to FC Banc Corp., the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated, such shares will be voted in favor of election of the nominees identified herein, in favor of amendment of FC Banc Corp.'s Amended and Restated Articles of Incorporation, in favor of amendment of FC Banc Corp.'s Code of Regulations, in favor of ratification of appointment of FC Banc Corp.'s independent auditors and in the best judgment of the proxyholders on any other matters that properly come before the Annual Meeting.

     Without affecting any vote previously taken, a person appointing a proxy may revoke the appointment by delivering a later appointment of a proxy to the Secretary of FC Banc Corp. at its principal office, or by giving notice of revocation to FC Banc Corp. in writing or at the Annual Meeting. A shareholder's attendance at the Annual Meeting is not sufficient by itself to constitute revocation of a proxy previously given by that shareholder, however.

     Shareholders of record at the close of business on February 10, 1999 will be entitled to notice of and to vote at the Annual Meeting. A majority of the voting power of FC Banc Corp., when represented at the Annual Meeting in person or by proxy, will constitute a quorum. The shares represented by any Proxy directing abstention on any proposal will not be voted on such proposal, but will be included in calculating the number of shares present at the Annual Meeting. For the election of directors, a plurality of the votes cast is sufficient to elect directors. Abstentions and broker non-votes will have no effect on the election of directors. Abstentions and broker non-votes will have the same effect as votes against amendment of the Amended and Restated Articles of Incorporation and Code of Regulations.

      FC Banc Corp.'s outstanding stock consists solely of common stock, without par value (the "Common Stock"), of which 634,929 shares were issued and outstanding at the close of business on February 10, 1999. As of February 10, 1999, no person owns of record or is known by FC Banc Corp. to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock. Each outstanding share of Common Stock is entitled to one vote. Shareholders of FC Banc Corp. are not entitled to cumulate their votes in the election or removal of directors or otherwise.

     This Proxy Statement, together with the Notice of Annual Meeting of Shareholders, Proxy, and Annual Report of FC Banc Corp. for the fiscal year ended December 31, 1998 (the "Annual Report"), are first being mailed to shareholders on or about February 19, 1999. The Annual Report is not to be treated as part of the proxy solicitation materials or as having been incorporated herein by reference.

                             ELECTION OF DIRECTORS
                                (Proposal 1)

     The Amended and Restated Articles of Incorporation of FC Banc Corp. provide for three classes of directors, each class serving a term of three years. The three nominees standing for election at this Meeting are Messrs. Samuel J. Harvey, Charles W. Kimerline and James B. Pigman.

     Unless authority to vote is withheld, the proxyholders will vote the Proxy received by them FOR the identified nominees to serve for the term indicated and until their successors are duly elected and qualified. Although the Board of Directors has no reason to believe that any of the nominees will decline or be unable to serve as a director, should that occur the Proxies will be voted by the proxyholders for such other person or persons as may be designated by the Board of Directors.

                        INFORMATION REGARDING NOMINEES
                            AND CONTINUING DIRECTORS

     The following table sets forth, as of February 19, 1999, the amount and percentage of the Common Stock beneficially owned by each director and nominee and by all directors and executive officers as a group. All share amounts are adjusted to reflect the August 14, 1998 2-for-1 stock split.

                                                                         Number of Shares of      Percent of
Director's Name and                              Director   Expiration     Common Stock             Common
Principal Occupation                        Age   Since       of Term    Beneficially Owned<F1>     Stock<F1>
--------------------                        ---   -----     ----------   ----------------------  --------------
Samuel J. Harvey                            63     N/A      2002                  200            (3)
Mayor, Village of Cardington

Charles W. Kimerline                        61     1992     2002                3,512<F2>        (3)
President of Bucyrus Road
Materials, Inc.; Vice President of
Geiger-Kimerline Farms, Inc.; Secretary
and Treasurer of BuE Comp, Inc.

James B. Pigman                             51     1996     2002                1,960<F2>        (3)
Managing Partner
Pigman, Walter & Assoc. PPL CPA's

                                       CONTINUING DIRECTORS
David G. Dostal                             51     1994     2000                3,508<F2>        (3)
President of The Auck Dostal
Agency, Inc.;Vice President of
ADM Benefit Plans, Inc.

Terry L. Gernert (Secretary and             46     1984     2001               22,772<F2><F4>      3.58%
Treasurer)Attorney At Law
Kennedy, Purdy, Hoeffel & Gernert

G.W. Holden (President and Chief            52     1996     2001               13,540<F5>          2.13%
Executive Officer)

Robert D. Hord (Chairman of the Board)      53     1979     2000                5,084<F2>         (3)
President of Hord Livestock, Inc.

John O. Spreng, Jr.                         50     1997     2001                1,464<F6>         (3)
Vice President of Longacre Farms, Inc.

Joan C. Stemen                              65     1986     2000               19,464<F2><F7>      3.06%
Retired, former Vice President
and Cashier of The Farmers Citizens Bank


All directors, nominees and executive                                          77,550<F8>         12.21%
officers as a group (11 persons)

-----------------------
<F1>
      (1) Except as indicated, all shares are owned directly or indirectly by the named individuals or by their spouses and minor children, over which shares the named individuals effectively exercise voting and
           investment power.   Percentages are based on 634,929 shares of Common
           Stock issued and outstanding, plus the number of shares acquirable within sixty days upon exercise of options.

<F2>
      (2) Includes 720 shares the director has the right to acquire by exercise of options granted in 1997 under the Company's 1997 Stock Option and Incentive Plan, and 440 shares acquirable upon exercise of options granted on March 3, 1998. Under the 1997 Stock Option and Incentive Plan, options to acquire 1,800 shares of Company common stock were granted effective April 23, 1997 to each director of the Company serving at that time who was not also an officer or employee of the Company or the Bank. The options vest and become exercisable in five equal annual installments. The options have a term of ten years. Mr. Gernert, Secretary and Treasurer of the Company, received an identical grant exercisable on identical terms and conditions as the grant made to directors who are not officers or employees. On March 3, 1998, each director was granted an additional option to acquire 2,200 shares of Common Stock, also vesting and becoming exercisable in five equal annual installments and having a term of ten years.

<F3>
      (3)  Less than 1%.

<F4>
      (4) Includes 2,758 shares held in his custodial individual retirement account. Also includes 2,322 shares held in his wife's custodial individual retirement account and 932 shares held directly by his wife. Mr. Gernert disclaims beneficial ownership of shares held by his wife.

<F5>
      (5) Includes 6,500 shares Mr. Holden has the right to acquire pursuant to options granted to him under the 1997 Stock Option and Incentive Plan and under the terms of Mr. Holden's employment agreement, and 440 shares acquirable upon exercise of options granted on March 3,
           1998.   Pursuant to the terms of his employment agreement, effective
           April 23, 1997 Mr. Holden was granted options to acquire 16,250 shares of Company common stock, which options vest and become exercisable in five equal annual installments, the first installment having become exercisable on April 23, 1998. Like other directors, Mr. Holden received on March 3, 1998 a grant of options to acquire an additional 2,200 shares, vesting and becoming exercisable in five equal annual installments and having a term of ten years.

<F6>
      (6) Includes 440 shares acquirable upon exercise of options granted March 3, 1998.

<F7>
      (7)  Includes 11,792 shares held by Mrs. Joan C. Stemen's spouse.

<F8>

      (8) Includes shares acquirable within sixty days upon exercise of options. Also includes 5,120 shares held by Director Jerry A. Harrer and his spouse, and options to acquire 800 shares that may be exercised by Mr. Harrer within 60 days. Mr. Harrer's term as director expires at the 1999 Annual Meeting. He has not been nominated to serve for an additional term.

David G. Dostal

     David G. Dostal has served on the Board of Directors of the Bank and FC Banc Corp. since January, 1994. Mr. Dostal serves as President of The Auck Dostal Agency, Inc., an independent insurance agency. He has held this position since 1989. Mr. Dostal is also Vice President of ADM Benefit Plans, Inc.

Terry L. Gernert

     Terry L. Gernert has served as a director of the Bank since 1984 and of FC Banc Corp. since 1994. Mr. Gernert is a partner in the law firm of Kennedy, Purdy, Hoeffel & Gernert, a position he has held since 1980.
Mr. Gernert also acts as Secretary and Treasurer of FC Banc Corp. Mr. Gernert's status as Secretary and Treasurer is an officer position in name only. He does not receive any additional compensation therefor, except that he does receive greater fees for his service as director in recognition of his responsibilities for the conduct of directors' proceedings. See "Director Compensation."

Samuel J. Harvey

     Samuel J. Harvey has served as Mayor of the Village of Cardington, Morrow County, Ohio for the last six years, having previously served for eleven years as a member of the Village Council. A retired teacher, Mr. Harvey was a vocational agricultural instructor at Cardington Lincoln High School for 27 years. He is also a Lieutenant Colonel (Retired), U.S. Army Reserves. Mr. Harvey is active with a number of vocational education associations and local civic organizations, and is a member of the Board of Trustees of the Cardington First United Methodist Church.

G.W. Holden

     G.W. (Bill) Holden was named President and Chief Executive Officer of FC Banc Corp. and the Bank in early December 1996, and his service as President and Chief Executive Officer commenced March 1, 1997. Prior to joining FC Banc

Corp. and the Bank, Mr. Holden was Principal of Holden & Associates, a financial services consulting firm in Atlanta, Georgia. Prior to forming Holden & Associates in 1994, he was President and Chief Executive Officer of Vinings Bank & Trust in Atlanta, a $35 million asset institution at the time of its sale. Mr. Holden holds a B.A. in Political Science from Dickinson College, Carlisle, Pennsylvania and a Masters in Business Administration from Emory University, Atlanta, Georgia.

Robert D. Hord

     Robert D. Hord has served as a director of the Bank since 1979 and of FC Banc Corp. since 1994. Mr. Hord is the President of Hord Livestock, Inc., a position he has held since 1979. Hord Livestock Company, Inc. is a grain and hog operation in Crawford County.

Charles W. Kimerline

     Charles W. Kimerline was appointed to fill a vacancy on the Board of Directors of the Bank in 1992 and has served as a director of FC Banc Corp. since 1994. Mr. Kimerline is the President of Bucyrus Road Materials, Inc., Vice President of Geiger-Kimerline Farms, Inc., and Secretary and Treasurer of BuE Comp, Inc.

James B. Pigman

     James B. Pigman has served as a director of FC Banc Corp. since 1996.
A certified financial planner and certified public accountant, Mr. Pigman is the managing partner in the accounting firm of Pigman, Walter and Associates, PLL in Bucyrus, Ohio. He is a member of the Ohio Society of CPAs, CPA Network and International Association of Financial Planners and also serves on the Ohio Society of CPAs' Ethics Committee.

John O. Spreng, Jr.

     John O. Spreng, Jr. was appointed in July 1997 to fill a vacancy on the Board of Directors of FC Banc Corp. and the Bank. John O. Spreng, Jr. is
Vice President of Longacre Farms, Inc., a grain and dairy operation in Crawford County.

Joan C. Stemen

     Joan C. Stemen has served as a director of the Bank since 1986 and of FC Banc Corp. since 1994. Mrs. Stemen served as Vice President & Cashier of the Bank until her retirement in 1989.

Director Compensation

     Annual fees of $800 were paid to FC Banc Corp.'s directors during 1998. All of the directors and executive officers of FC Banc Corp. are also directors and officers of The Farmers Citizens Bank, the banking subsidiary of FC Banc Corp, with the exception of Director Harrer, who served as a director of The Farmers Citizens Bank for the first four months of 1998 only. Any references herein to the "Bank" mean The Farmers Citizens Bank. Directors of the Bank each received $7,200 during 1998 for meetings of the Board of Directors and its committees, except that the Chairman of the Board received fees of $9,200, and Terry L. Gernert, as Secretary, received $11,200. FC Banc Corp.'s President and Chief Executive Officer is not entitled to receive directors' fees for his service as a director of FC Banc Corp. or the Bank. Director Harrer received Bank director fees of $1,800 in 1998.

     In addition, effective April 23, 1997 each director of FC Banc Corp. who was not also an officer or employee received a grant of options to acquire 1,800 shares (as adjusted for the August 14, 1998 2-for-1 stock split) of Common Stock within ten years after the date of grant. The options vest and become exercisable in five equal annual installments, the first twenty percent having become exercisable in 1998. The exercise price of the stock options is $22, subject to adjustment based on certain events, as set forth in the 1997 Stock Option and Incentive Plan. Any director who is subsequently elected or appointed during the term of the 1997 Stock Option and Incentive Plan will likewise receive a grant of options to acquire 1,800 shares of Common Stock (or such greater or lesser number as may be provided under the terms of the 1997 Stock Option and Incentive Plan in the event of certain changes in FC Banc Corp.'s capitalization) on comparable terms, provided that the director is not also an officer or employee of FC Banc Corp. or the Bank. An additional grant of options to acquire 2,200 shares (as adjusted for the August 14, 1998 2-for-1 stock split) was made to each of these directors in March 1998, on similar terms and at an exercise price of $22 per share (split adjusted).

     An identical grant of stock options has been made to Terry L. Gernert as well. Mr. Gernert's status as Secretary and Treasurer of FC Banc Corp. is an officer position in name only. In 1998 he performed no substantial service in his capacity as Treasurer (and received no compensation therefor), and his service as Secretary principally involved responsibility for maintaining corporate and Board minutes of proceedings.

     FC Banc Corp. recently implemented a director retirement plan. The director retirement plan provides that any director with 15 years of continuous service will receive an annual retirement benefit equal to that director's board fees in the year before retirement. The annual retirement benefit will be paid for 15 years. Through insurance purchased on the directors' lives, FC Banc Corp. expects to recover at the time of a director's death the benefits previously paid to that director.

Committees of the Board of Directors

     FC Banc Corp.'s Board of Directors, which is responsible for the overall affairs of the Company, held six meetings in 1998.

     The Audit Committee met ten times to review the previous fiscal year, the scope of the audit and any additional items of importance such as internal accounting procedures and controls. Members of the Audit Committee were Joan
C. Stemen, who serves as Chairperson of the Audit Committee, and John O. Spreng, Jr.

     The Compensation/Benefits Committee met six times in 1998. This committee recommends basic wage and salary administration and reviews compensation arrangements and benefits for all officers. Committee members were David G. Dostal, Chairman of the Compensation/Benefits Committee, Charles W. Kimerline, G.W. Holden and James B. Pigman.

     The New Director Committee met once in 1998. The New Director Committee recommends to the full Board of Directors persons for nomination to serve as director. Charles W. Kimerline is Chairman of the New Director Committee. Messrs. Gernert and Holden also serve on the New Director Committee. Any shareholder who desires to recommend an individual for nomination to FC Banc Corp.'s Board of Directors must provide a written statement setting forth the candidate's name, qualifications and background to the Board of Directors not less than 60 days prior to the annual meeting (or a special meeting) of FC Banc Corp. at which an election for directors is to occur. Article EIGHTH of FC Banc Corp.'s Amended and Restated Articles of Incorporation provides that, in order to serve as a director, an individual must be qualified also as a director of the Bank.

     While he or she was serving as a director, each director attended more than seventy five percent (75%) of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the board on which he or she served in 1998.

Executive Compensation

     FC Banc Corp. does not pay any cash compensation to its officers or employees. Cash compensation is paid by the Bank only. For the President and Chief Executive Officer of the Bank, and for any of the Bank's most highly compensated executive officers who was serving as an executive officer of the Bank at the end of fiscal year 1998 and whose total compensation (including salary and bonus) exceeded $100,000, the following table sets forth information regarding all forms of compensation paid or payable to the named executive officer(s) for services in all capacities for the years indicated:


                                                    SUMMARY COMPENSATION TABLE
                                                                             Long-Term Compensation
                                                                             ----------------------
                                                    Annual Compensation                     Awards            Payouts
                                                    -------------------                     -----             -------
                                                                             ($)            (#)
                                                          ($)             Restricted     Securites       ($)          ($)
Name and                        ($)           ($)      Other Annual          Stock       Underlying      LTIP       All Other
Principal Position    Year     Salary        Bonus   Other Compensation      Awards       Options       Options    Compensation
------------------    ----     ------        -----   ------------------      ------       --------      -------    -------------
G.W. Holden,           1998     $92,700 <F1>  $24,000       -<F2>               -           2,200 <F3>   -          $8,809 <F4><F5>
President and Chief    1997     $87,098 <F1>  $ 4,500       -<F2>               -          16,250        -          $5,194 <F4><F5>
Executive Officer      1996         N/A            N/A        N/A               N/A           N/A        N/A           N/A

---------------------------
<F1>
(1) Includes amounts deferred at the election of the named executive officer(s) pursuant to the 401(k) Plan of the Bank.

<F2>
(2) Perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total salary and bonus.

<F3>
(3)  As adjusted for the August 14, 1998 2-for-1 stock split.

<F4>
(4) The Bank has a split-dollar life insurance policy on the life of the President and Chief Executive Officer. Under the terms of the policy, the Bank is responsible for all of the premium costs but obtains a security interest in the insurance proceeds in order to ensure that the Bank is reimbursed for the cost of the premiums at the time proceeds become payable or when the policy is cancelled. Allocation of the proceeds of the split-dollar policy is as follows: the Bank is first reimbursed for its premium cost; the executive then receives an amount that is calculated by reference to the executive's final compensation; and the Bank receives the remainder of the proceeds, if any. Because coverage under an existing policy on the life of the previous Chief Executive Officer was transferred to a policy covering the life of Mr. Holden (and the Bank was credited for the lump sum premium previously paid for the former executive's policy), the split-dollar life insurance policy obtained by the Bank on the life of Mr. Holden represented no additional cost to the Bank.

<F5>
(5) Bank contributions in 1998 to defined contribution plans on behalf of Mr. Holden consisted of a $5,788 matching contribution and a $3,021 discretionary contribution under the 401(k) retirement plan. Bank contributions in 1997 to defined contribution plans on behalf of Mr. Holden consisted of a $2,346 matching contribution and a $2,613 discretionary contribution under the 401(k) retirement plan.

     Employment Agreement. FC Banc Corp. and the Bank entered into an employment agreement dated March 31, 1998 with Mr. Holden, superseding the employment agreement dated November 15, 1996. The March 1998 employment agreement provides for (i) a base salary of $92,700 during its term, or such greater amount as may be agreed upon from time to time, (ii) an annual bonus based upon FC Banc Corp. and the Bank's earnings and satisfaction of certain qualifications described hereinafter, (iii) an obligation on FC Banc Corp. and the Bank's part to contribute to Mr. Holden's account under the Bank's 401(k) plan in an amount equal to the maximum matching contribution and such additional amount as is necessary to compensate for taxes incurred by Mr. Holden on the Bank's contribution and his contribution and (iv) miscellaneous perquisites. The obligation of FC Banc Corp. and the Bank relating to 401(k) plan contributions would apply in the case in which Mr. Holden's 401(k) plan contributions are limited by nondiscrimination provisions of the Internal Revenue Code. Mr. Holden's annual bonus is calculated by reference to the Bank's earnings for the year, as follows: a bonus of $24,000 if the Bank's net income exceeds 1997 earnings by 10%; and $30,000 if the Bank's net income exceeds 1997 earnings by 20%. In order for Mr. Holden to qualify for the annual bonus, the Bank must receive satisfactory or better examination ratings and the Bank's return on assets must equal or exceed 1%. The ten-year incentive stock option (to acquire 16,250 shares of Common Stock) Mr. Holden received under his previous employment agreement (dated November 15, 1996) remains effective after execution of the March 1998 revised employment agreement. Mr. Holden's stock option vests and becomes exercisable in five equal annual installments.

     With an original term of three years from March 31, 1998, Mr. Holden's employment agreement automatically renews for successive one-year periods at each anniversary date (if not sooner terminated). As a result, the employment agreement has a new three-year term at each anniversary.

     Except in the case of termination for cause, the employment agreement provides that Mr. Holden would be entitled to a lump sum payment in the amount of twice his annual salary in the event his employment is terminated during the term of the employment agreement, or in the event of a merger or other acquisition in which the acquiring company does not assume the obligations under the employment agreement. Mr. Holden is entitled under the employment agreement to treat as a termination without cause a material reduction in his salary or benefits; transfer to a location outside of Crawford County; a change in his status or responsibilities without his consent; or a change in control of FC Banc Corp., meaning acquisition by any person of 20% or more of FC Banc Corp.'s stock. In the event of termination with or without cause, his rights and interests in and to any split-dollar life insurance obtained by FC Banc Corp. or the Bank would terminate.

      Salary Continuation Agreement. FC Banc Corp. and the Bank also entered into a Salary Continuation Agreement with Mr. Holden on October 20, 1998, which provides that FC Banc Corp. and the Bank will be obligated to continue to pay Mr. Holden or his designated beneficiary(ies) for a period of fifteen years following Mr. Holden's retirement, death or disability or following a change in control of FC Banc Corp. The salary continuation benefit would be (i) $100,000 annually upon Mr. Holden's retirement on or after reaching age 65 or upon his death; (ii) an annual amount starting at $11,714 for early retirement at age 52, increasing to $100,000 for early retirement at age 64; (iii) $100,000 annually in the event of a change in control, meaning the transfer of 20% or more of FC Banc Corp.'s stock followed within 2 years by replacement of 50% or more of FC Banc Corp.'s Board of Directors; or (iv) an amount equal to the early retirement benefit in the event of Mr. Holden's disability. Neither FC Banc Corp. nor the Bank would be obligated under the Salary Continuation Agreement to pay any benefit to Mr. Holden or his beneficiary(ies) if he is terminated for cause, or any benefit that would exceed the "excess parachute payment" limitations under Section 280G of the Internal Revenue Code.

     Stock Options. The following table provides information concerning grants of stock options in 1998 under FC Banc Corp.'s 1997 Stock Option and Incentive Plan (as adjusted for the August 14, 1998 2-for-1 stock split) to the individual(s) named in the Summary Compensation Table.

                      Number of Securities       Percent of Total Options
                           Underlying             Granted to Employees in       Exercise or Base     Expiration
Name                   Options Granted (#)                Fiscal Year              Price ($/Sh)         Date
-----------------      ------------------                 -----------              ------------         ----
G.W. Holden                 2,200                              65%                      $22             March 3, 2008


      The following table shows the number of shares of Common Stock (as adjusted for the August 14, 1998 2-for-1 stock split) acquired during 1998 or acquirable upon exercise of options by the individual(s) named in the Summary Compensation Table. The table also indicates the extent to which such options were exercisable at December 31, 1998, as well as the approximate value of such options based on the fair market value of the Common Stock at December 31, 1998.

                                                             Securities Underlying
                                                          Unexercised Options at Fiscal       Value of In-the-Money Options
                                                                 Year End (#)                   at Fiscal Year End ($) (1)
                                                          -----------------------------        ----------------------------
                          Shares
                        Acquired on        Value
Name                    Exercise (#)     Realized ($)     Exercisable   Unexercisable           Exercisable   Unexercisable
----------------------  ------------     ------------     -----------   -------------           -----------   -------------
G.W. Holden               0                $0               3,250         15,200                 $16,250       $76,000

----------------------
<F1>
      (1) In general, a stock option is "in-the-money" when the stock's fair market value exceeds the option exercise price. Value of unexercised options equals the estimated fair market value of a share acquirable upon exercise of an option at December 31, 1998, less the exercise price, multiplied by the number of shares acquirable upon exercise of the options. The Common Stock is quoted on the OTC Bulletin Board of NASD Regulation, Inc. However, there is limited trading activity in Common Stock of FC Banc Corp. Therefore, limited price data are available.
            Solely for purposes of the preceding table and for no other purpose, FC Banc Corp. has estimated the per share fair market value of the Common Stock at December 31, 1998 as $27.00.
            This figure is based upon prices paid for known sales occurring at or about that time. Shareholders are cautioned that the foregoing figure is an estimate only. The estimate does not necessarily reflect the price shareholders may obtain upon sale of their stock or the price at which shares of Common Stock may be acquired, nor should such estimate be taken to represent management or the Board of Directors' estimate of the intrinsic value or fair market value of the shares of Common Stock.

      Options granted under the 1997 Stock Option and Incentive Plan generally become exercisable in five equal annual installments, the first twenty percent becoming exercisable on the first anniversary of the date of grant. The 1997 Stock Option and Incentive Plan provides that options not yet exercisable become exercisable in full if (i) a tender offer or exchange offer for shares of FC Banc Corp. Common Stock is commenced or (ii) shareholders of FC Banc Corp. approve an agreement whereby FC Banc Corp. will cease to be an independent company or whereby FC Banc Corp. agrees to a sale of all or substantially all of its assets.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IDENTIFIED HEREIN

                        AMENDMENT OF ARTICLES OF INCORPORATION
                                     (Proposal 2)

Purpose of the Proposal

     The second proposal to be acted upon at the annual meeting is a proposal to amend FC Banc Corp.'s Amended and Restated Articles of Incorporation. The purpose of the amendment is to increase the aggregate number of authorized shares of Common Stock from 1,000,000 shares to 4,000,000 shares. As of February 10, 1999, there were approximately 634,929 shares of Common Stock issued and outstanding and 65,004 shares reserved for issuance under FC Banc Corp.'s 1997 Stock Option and Incentive Plan.

     The purpose of seeking approval to increase authorized shares is to provide additional authorized shares of Common Stock for possible use in connection with future financings, investment opportunities, acquisitions, employee benefit or dividend reinvestment plan distributions, other distributions such as stock dividends or stock splits, or for other corporate purposes.

Authorized shares of Common Stock that are not issued or reserved for issuance generally may be issued without any further action by the shareholders. The additional authorized shares would enable FC Banc Corp. to take advantage of market conditions to raise additional equity capital or issue shares in connection with acquisitions without the delay and expense associated with the holding of a shareholders' meeting to obtain approval for authorization of additional shares. Unless required by law, regulatory authorities, or the rules of any stock exchange on which FC Banc Corp.'s securities may then be listed or the rules of any national securities association on whose system the Common Stock may then be traded, no further authorization by vote of shareholders would be required for any such share issuances. Shareholders do not have preemptive rights and will not have a right of first refusal to purchase any of the additional authorized shares of Common Stock. FC Banc Corp. has no plans or commitments at this time for the issuance of the additional authorized Common Stock, but desires to have the flexibility to issue additional shares should the need arise or market conditions warrant.

     The availability of authorized but unissued stock will enable FC Banc Corp. to take advantage of market conditions to issue stock as conditions warrant, including issuance of stock as a dividend or in connection with a stock split. As a general proposition, a stock split or the issuance of new shares as stock dividends could reduce the per share market price of each outstanding share, potentially stimulating additional investor interest due to the reduced per share price. At the present time, however, there is, and for the foreseeable future there is expected to be, a limited trading market for the Common Stock.

Certain Effects of the Proposed Amendment

     The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of the present sharesholders of FC Banc Corp. However, to the extent that shares are subsequently issued to persons other than the present shareholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on present shareholders.

     The Board of Directors of FC Banc Corp. believes, however, that the proposed amendment increasing authorized shares will provide several long-term benefits to FC Banc Corp. and its shareholders, including the flexibility to pursue acquisitions in exchange for Common Stock of the company. While FC Banc Corp. has no specific plans, proposals, understandings or agreements for any such acquisition, the issuance of additional shares of Common Stock for an acquistion may have a dilutive effect on earnings per share and book value per share, as well as a dilutive effect on the voting power of existing shareholders. FC Banc Corp. would expect that any such dilutive effect on earnings per share and/or book value per share would be relatively short-term in duration.

     The increased availability for issuance of shares of Common Stock also could enable the Board of Directors to discourage or render more difficult and costly an attempt to gain control of FC Banc Corp. by means of a merger, tender offer or other change-in-control transaction. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, diluting the interest of a party attempting to obtain control. The cumulative effect of various provisions of FC Banc Corp.'s current Amended and Restated Articles of Incorporation can be expected to deter certain mergers, tender offers or future takeover attempts. These provisions have to do with (i) staggered classes of Directors, (ii) authorized but unissued shares of Common Stock,
(iii) supermajority voting requirements that apply to business combination transactions not approved in advance by the Board of Directors and (iv) a provision in the Amended and Restated Articles of Incorporation prohibiting purchases by FC Banc Corp. from any person or group that owns one percent (1%) or more of the Common Stock of any shares of FC Banc Corp. Common Stock, if the proposed purchase is at a price higher than the shares' fair market value or on terms that are more favorable than the terms otherwise available to other shareholders, unless those more favorable terms and the above-market price are made available to other shareholders or unless a majority of those other shareholders approve (by a majority vote) of the purchase by FC Banc Corp. from the holder of one percent (1%) of the Common Stock. FC Banc Corp. is not aware of any attempt to acquire a controlling interest.

Vote Required

     Under Ohio General Corporation Law, the affirmative vote of two thirds of the voting power of a corporation is generally necessary in order to amend the corporation's articles of incorporation, unless the corporation's articles of incorporation provide for amendment by a greater or lesser vote (but not less than a majority). Article THIRTEENTH of FC Banc Corp.'s Amended and Restated Articles of Incorporation provides that all amendments to the Amended and Restated Articles of Incorporation require the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding shares, unless two thirds of the Board of Directors previously approve the amendment. If the Board approves an amendment in this fashion, the Amended and Restated Articles of Incorporation provide in Article TWELFTH that the amendment to the Amended and Restated Articles of Incorporation would require the affirmative vote of the holders of a majority of the voting power of FC Banc Corp.

     On January 19, 1999 the Board of Directors held a meeting at which, among other things, more than two thirds of the members of the Board of Directors voted to amend Article FOURTH of the Amended and Restated Articles of Incorporation for the purpose of increasing the authorized shares from 1,000,000 to 4,000,000, directing that such amendment be submitted to shareholders for their approval. Accordingly, the affirmative vote of a majority of the issued and outstanding shares of Common Stock is required to approve the proposed amendment. Shareholders voting against Proposal 2 will not have dissenters' rights under Ohio law.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THE AMENDMENT TO FC BANC CORP.'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES

                       AMENDMENT OF CODE OF REGULATIONS
                                (Proposal 3)
Purpose of the Proposal

     The third proposal to be acted upon at the annual meeting is a proposal to amend FC Banc Corp.'s Code of Regulations. The purpose of the amendment is to change the circumstances under which directors may be removed and the procedures for removal of a director. FC Banc Corp.'s Code of Regulations currently provides in Article 2, Section 2.10 that

     "Any directors may be removed, with cause, at any time, by the affirmative vote of a majority in voting power of the shareholders of record of the company entitled to vote, taken at a special meeting of the shareholders called for that purpose. The vacancy in the board of directors caused by such removal may be filled by the shareholders at such meeting."

     The Board of Directors and management believe that the Board of Directors should be able to remove a director for cause even without shareholder approval, and that a proposal to remove a director is a proper matter for shareholder action regardless of whether the proposal is submitted at an annual or special meeting. To accomplish those goals, the following is being proposed to replace Article 2, Section 2.10 in its entirety:

    "All of the directors or any individual director may be removed with cause by the affirmative vote of a majority of the voting power of the shareholders entitled to vote in the election of directors, whether acting at an annual meeting or acting at a special meeting of the shareholders. A director may be removed for cause at any time by the board of directors with the affirmative vote of at least two thirds of the directors.
     For this purpose, cause shall be deemed to include circumstances in which the director to be removed has been found by a court of competent jurisdiction to be of unsound mind, or the director has been adjudicated a bankrupt, or the director fails to qualify or no longer qualifies as a director, whether by failing to accept his election or appointment as such or by failure to maintain the qualifications required of a director by this Code of Regulations. Any vacancy in the board of directors caused by removal of a director or directors by shareholder action may be filled by the shareholders acting at the meeting at which the director(s) was removed and entitled to vote in the election of directors, or by the directors remaining after removal of the director(s) if the director(s) is removed by action of the board of directors. Failure of shareholders to elect a director to fill the unexpired term of a director who is removed shall be deemed to create a vacancy for purposes of this Code of Regulations. Nothing in this section shall be deemed to require a greater percentage vote of shareholders for removal of a director than is specified in
     Section 1701.58(D) of the Ohio Revised Code or any successor provision to Section 1701.58(D)."

     If cause for removal of a director exists, the burden, delay and expense of soliciting proxies and holding a special shareholder meeting to remove a director and the potential for disputes associated with a shareholder vote upon removal of a director for cause could, in the opinion of the Board of Directors and management, potentially be injurious to a corporation. If cause for removal of a director exists, the Board of Directors believes that it should be allowed to act quickly and decisively to remove the director(s).

Vote Required

     Under Ohio General Corporation Law, the affirmative vote of a majority of the voting power of a corporation is generally necessary in order to amend the corporation's regulations, unless the corporation's articles of incorporation or regulations provide for amendment by a greater or lesser vote (but not less than a majority). Article NINTH of FC Banc Corp.'s Amended and Restated Articles of Incorporation provides that all amendments to the Code of Regulations require the affirmative vote of holders of not less than eighty percent (80%) of the outstanding shares entitled to vote thereon, unless two thirds of the Board of Directors previously approve the amendment. If the Board approves an amendment in this fashion, the Amended and Restated Articles of Incorporation provide that the amendment to the Amended and Restated Articles of Incorporation would require the affirmative vote of holders of a majority of the outstanding shares entitled to vote thereon.

     On January 19, 1999 the Board of Directors held a meeting at which, among other things, more than two thirds of the members of the Board of Directors voted to amend Article 2, Section 2.10 of the Code of Regulations in the manner set forth above, directing that such amendment be submitted to shareholders for their approval. Accordingly, the affirmative vote of a majority of the issued and outstanding shares of Common Stock is required to approve the proposed amendment. Shareholders voting against Proposal 3 will not have dissenters' rights under Ohio law.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THE AMENDMENT TO FC BANC CORP.'S CODE OF REGULATIONS

                      RATIFICATION OF INDEPENDENT AUDITOR
                                 (Proposal 4)

     FC Banc Corp.'s independent auditor for the fiscal year ended December 31, 1998 was Robb, Dixon, Francis, Davis, Oneson & Company. The Board of
Directors has selected Robb, Dixon, Francis, Davis, Oneson & Company to be its independent auditor for the fiscal year ending December 31, 1999. This appointment is being presented to the shareholders for ratification.

      One or more members of the firm of Robb, Dixon, Francis, Davis, Oneson & Company are expected to be present at the Meeting. The representative(s) of the independent auditor will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ROBB, DIXON, FRANCIS, DAVIS, ONESON & COMPANY AS INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999

               CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      Director Gernert is a partner of the law firm of Kennedy, Purdy, Hoeffel & Gernert, which performs legal services for FC Banc Corp. and the Bank.
During 1998, Kennedy, Purdy, Hoeffel & Gernert was paid $90,991 for legal services rendered to FC Banc Corp. and the Bank. Of that amount, $48,519 was paid by mortgage customers of the Bank for services rendered by Kennedy, Purdy, Hoeffel & Gernert in connection with real estate transactions in which the Bank acted as mortgage lender. The Bank has also extended credit to Mr. Gernert in his individual capacity in the ordinary course of business. Mr. Hord is President of Hord Livestock Company, Inc., to which the Bank has extended credit in the ordinary course of business. Mr. Kimerline is President of Bucyrus Road Materials, Inc., which is also indebted to the Bank for credit extended in the ordinary course of business.

     During 1998, certain directors and executive officers of FC Banc Corp.
and the Bank, and associates of such persons, were customers of and had banking transactions with the Bank in the ordinary course of business. Directors Dostal, Gernert, Hord, Kimerline, Pigman and Spreng or their associates and affiliated entities were borrowers of the Bank in 1998 and continue to be in 1999. Director John O. Spreng, Jr. is Vice President of Longacre Farms, Inc., which is indebted to the Bank for credit extended in the ordinary course of business. FC Banc Corp. expects that these relationships and transactions will continue in the future.

     All loans and commitments to loans included in such transactions were made and will be made in the future on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not employed by FC Banc Corp. or the Bank. Except as may be disclosed herein, the existing transactions do not involve more than the normal risk of collectability or present other unfavorable features.

     Director Jerry A. Mr. Harrer served as a director of the Bank since 1979 and of FC Banc Corp. since 1994. The three-year term of Director Harrer expires at the 1999 Annual Meeting of Shareholders. He has not been nominated to serve for an additional term. Among the business enterprises controlled by Director Harrer is a grain and beef operation in Crawford County and a builder of water and sewage towers and tanks. The Bank's extensions of credit to Director Harrer's affiliated businesses included a line of credit in the amount of $550,000, secured by equipment. Director Harrer and his spouse and their affiliated businesses also obtained other borrowings from the Bank. Director Harrer and his spouse obtained a term loan from the Bank and a $150,000 line of credit, each secured by farm property. Because of the number of loans outstanding to the affiliated business and to Mr. Harrer and his spouse, the aggregate amount of those loans and the financial circumstances of the affiliate, the Bank reclassified these loans, including the affiliate's line of credit (which was converted to a term loan), to "doubtful" in 1998. The largest aggregate indebtedness of Director Harrer and his affiliates during 1998 was $653,588. All borrowings of Director Harrer, his spouse and their affiliated businesses from the Bank have since been paid in full. No further borrowing relationships exist between the Bank and Director Harrer, his spouse and their affiliates.

                           SHAREHOLDER PROPOSALS

     The Proxy is solicited by management and confers discretionary authority to vote on any matters that properly come before the Annual Meeting or any adjournments thereof. Article 1, Section 1.9 of FC Banc Corp.'s Code of Regulations states that no business is eligible for consideration at an annual or special meeting of shareholders (i) unless it is proposed by a majority of FC Banc Corp.'s Board of Directors or (ii) unless a written statement setting forth the business and the purpose therefor is delivered to the Board of Directors not less than sixty (60) days prior to the annual or special meeting at which such business is to be taken up. As of January 22, 1999, the date that is 60 days prior to the date of the 1999 Annual Meeting of Shareholders, FC Banc Corp. had not received notice of any matter to be brought before the Annual Meeting other than the matters referred to in the Notice of Annual Meeting of Shareholders and matters incident thereto. If any matter not set forth in the Notice of Annual Meeting of Shareholders is properly brought before the 1999 Annual Meeting, the persons named as proxies will vote thereon in accordance with their best judgement.

     Shareholders desiring to submit proposals for inclusion in the proxy materials of FC Banc Corp. for the 2000 Annual Meeting of Shareholders must submit the proposals to FC Banc Corp. at its executive offices no later than November 24, 1999. FC Banc Corp. will not be required to include in its Proxy Statement or form of Proxy for the 2000 Annual Meeting of Shareholders a shareholder proposal that is received after that date or that otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.

     If a shareholder intends to present a proposal at the 2000 Annual Meeting of Shareholders without seeking to include the proposal in FC Banc Corp.'s proxy materials for that meeting, FC Banc Corp.'s management proxies will be entitled to use the discretionary voting authority that will be contained in the proxies for the 2000 Annual Meeting of Shareholders to vote on that proposal at the 2000 Annual Meeting of Shareholders, unless prior notice of the proposal is given to FC Banc Corp. Prior notice must be given to FC Banc Corp. at least 45 days before the date in 2000 corresponding to the mailing date of this Proxy Statement for the 1999 Annual Meeting of Shareholders.
This Proxy Statement is being mailed to shareholders on or about February 19, 1999. The date that is 45 days before the corresponding mailing date in 2000 is therefore January 5, 2000. Accordingly, a shareholder who desires to present a proposal at the 2000 Annual Meeting of Shareholders without seeking to include the proposal in FC Banc Corp.'s proxy materials for that meeting should provide notice of the proposal to FC Banc Corp. no later than January 5, 2000. If the shareholder fails to do so, FC Banc Corp.'s management proxies for the 2000 Annual Meeting of Shareholders will be entitled to use their discretionary voting authority on that proposal, without any discussion of the matter in FC Banc Corp.'s proxy materials.

              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires FC Banc Corp.'s directors and executive officers, as well as persons who own more than 10% of a registered class of FC Banc Corp.'s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of FC Banc Corp. stock. Based solely on review of the copies of such reports furnished to FC Banc Corp. and written representations to FC Banc Corp., to FC Banc Corp.'s knowledge all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 1998, except that Director John O. Spreng did not report on Form 5 for the year ended December 31, 1997 or previously on Form 4 the receipt of an option to acquire FC Banc Corp. stock. Under the terms of the 1997 Stock Option and Incentive Plan, every nonemployee director receives automatically one grant of an option to acquire 1,800 shares of FC Banc Corp. stock. The first such grant to nonemployee directors became effective automatically upon adoption of the 1997 Stock Option and Incentive Plan by shareholders at FC Banc Corp.'s 1997 Annual Meeting. Director Spreng became a director later in 1997, and he was not aware of the automatic grant of an option associated with his appointment to FC Banc Corp.'s Board of Directors.

                                      GENERAL

     The persons named in the Proxy will vote all properly executed Proxies.
If a shareholder specifies on such Proxy a choice with respect to a proposal to be acted upon, the Proxy will be voted in accordance with such specifications. If no choice is specified, the Proxy will be voted FOR election of the nominees identified herein, FOR amendment of the Amended and Restated Articles of Incorporation, FOR amendment of the Code of Regulations and FOR ratification of FC Banc Corp.'s independent auditor.

     The entire cost of soliciting Proxies for use at the Annual Meeting will be borne by FC Banc Corp. Proxies may be solicited by officers, directors, and regular employees of FC Banc Corp. or the Bank personally, by mail, or by telephone or telegraph, and FC Banc Corp. may reimburse brokers, custodian banks, nominees, and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals.

                                       PROXY
                                   FC Banc Corp.
                                   Bucyrus, Ohio

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                      THE ANNUAL MEETING OF SHAREHOLDERS
                                 March 24, 1999

     The undersigned shareholder of FC Banc Corp. hereby constitutes and appoints David G. Dostal and Joan C. Stemen, and each of them, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of FC Banc Corp. to be held on March 24, 1999, and any adjournments and postponements thereof, and to vote the shares of common stock the undersigned would be entitled to vote (as specified below) upon all matters referred to herein and in their discretion upon any other matters that properly come before the Annual Meeting:

(1) To elect the three (3) nominees identified below as directors to the Board of Directors for terms of three (3) years and until their successors are elected and qualified.

     _____________FOR ALL NOMINEES ____________ WITHHOLD VOTE FOR ALL NOMINEES

     INSTRUCTION: To withhold your vote for any individual nominee, strike a line through the nominee's name.

     Samuel J. Harvey            Charles W. Kimerline           James B. Pigman

(2) To amend FC Banc Corp.'s Amended and Restated Articles of Incorporation to increase authorized common stock, without par value, from 1,000,000 to 4,000,000 shares.

     _______________FOR      ____________AGAINST     ___________ABSTAIN

(3) To amend FC Banc Corp.'s Code of Regulations, Article 2, Section 2.10 to change the circumstances under which directors may be removed and the procedures for removal of a director, as set forth in the accompanying Proxy Statement.

     _______________FOR      _____________AGAINST    ____________ABSTAIN

(4) To ratify the appointment of Robb, Dixon, Francis, Davis, Oneson & Company as independent auditor of FC Banc Corp. for the fiscal year ending December 31, 1999.

     _______________FOR      ____________AGAINST    _____________ABSTAIN

(5) To act on such matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

A VOTE FOR ELECTION OF THE NOMINEES IDENTIFIED ABOVE AND IN FAVOR OF PROPOSALS 2, 3 AND 4 IS RECOMMENDED BY THE BOARD OF DIRECTORS

     The Annual Meeting will be preceded by a buffet luncheon and entertainment, commencing at noon. Please indicate below whether you expect to attend.

          ___________I will attend the Annual Meeting, with _______ guest(s)

          ___________I do not expect to attend the Annual Meeting

                     (Continued, and to be signed, on the reverse side)

(Continued from reverse side)

     The shares represented by this Proxy will be voted as specified. Unless specified to the contrary, all shares of the undersigned will be voted "FOR" election of the nominees identified above, "FOR" Proposals 2, 3 and 4 and in the best judgment of the proxies on such other matters as may properly come before the Annual Meeting.

The undersigned acknowledges receipt from FC Banc Corp., prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement and an Annual Report.


                                           ____________________________________
Dated:__________________________, 1999     Signature


                                           ____________________________________
                                           Signature
                                           Please sign exactly as your name
                                           appears above on this card. When
                                           signing as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give your full title. If
                                           shares are held jointly, each
                                           holder should sign.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED HEREIN IN ACCORDANCE WITH THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE POSTAGE-PAID, SELF-ADDRESSED ENVELOPE PROVIDED.